UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2019

         Financial Gravity Companies, Inc.         –

(Exact name of registrant as specified in its charter)

           Nevada             –

(State or other jurisdiction of incorporation)

333-144504 –	20-4057712 –
(Commission File Number)	(IRS Employer Identification No.)

                   800 N. Watters Rd., Suite 150, Allen, Texas 75013

(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code: (469) 342-9100

______________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Mr. Todd Bourgeois, a member of the Board of Directors of Financial Gravity Companies, Inc. (the “Company”), tendered his resignation effective December 12, 2019.

Mr. Michael Ashby and Mr. David Myers, members of the Board of Directors of the Company, tendered their resignations effective December 13, 2019.

Mr. Gary Nemer, a member of the Board of Directors of the Company, tendered his resignation effective December 20, 2019.

(d) On December 30, 2019, Mrs. Jennifer Winters and William R. Nelson, Ph.D. were each appointed to the Board of Directors of the Company.

Mrs. Winters, age 47, holds a BA from Lewis University and is an accomplished executive, having served as a Co-Founder of Eqis Holdings, Inc. from 2007 to 2017. She also served on Eqis Holdings’ Board of Directors from 2010 to 2017. In addition, she served as Chief Compliance Officer of Eqis Capital Management, Inc. from 2007 to 2015. She also served as Eqis Capital Management’s Executive Vice President from 2015 to 2017. Mrs. Winters currently serves as the Executive Vice President and Corporate Secretary for the Company. Mrs. Winters is the spouse of Scott Winters, the Chief Executive Officer of the Company.

Dr. Nelson, age 48, holds a Ph.D. in Economics from George Mason University and has been published in top academic journals including American Economic Review, DePaul Journal of Health Care Law, and the Journal of Economic Behavior and Organization, among others. Dr. Nelson served as a Co-Founder and Chief Investment Officer of Eqis Holdings, Inc. from 2005 to 2018. He currently serves as the Chief Investment Officer for Sofos Investments, Inc., and as the Co-Founder, Co-President and CEO of DokyToky, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Gravity Companies, Inc.
(Registrant)

By: /s/ Paul Williams
Name: Paul Williams
Title: Vice Chairman/Chief Financial Officer

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